                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 16, 2004
                        (Date of earliest event reported)

                               CRITICAL PATH, INC.


                                -----------------
(Exact name of registrant as specified in its charter)

    CALIFORNIA                     000-25331                    91-1788300
-----------------              -----------------             -----------------
 (State or Other           (Commission File Number)          (I.R.S. Employer
 Jurisdiction of                                          Identification Number)
  Incorporation)

          350 THE EMBARCADERO, SAN
               FRANCISCO, CA                         94105
             -----------------                 -----------------
           (Address of principal                  (Zip Code)
             executive offices)

                                 (415) 541-2500
                                -----------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 20, 2004, Critical Path, Inc. (the "Company") issued a press release announcing that on January 16, 2004 the Company issued and sold to qualified institutional buyers $15 million in 10% senior secured notes convertible into shares of the Company's Series E Preferred Stock upon shareholder approval. The press release is filed herewith as Exhibit 99.1.

         In connection with the transactions described above, the Company signed a Convertible Note Purchase Agreement, which is filed herewith as Exhibit 10.1, which provides for forms of related documents, filed herewith as Exhibits 4.1 through 4.4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits

     4.1  Form of Convertible Subordinated Promissory Note of the Company

     4.2 Form of Second Amended and Restated Registration Rights Agreement among the Company, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG, Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, Lion Cosmos Limited, Vectis CP Holdings, LLC, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

     4.3 Form of Amended and Restated Certificate of Determination of Preferences of Series D Redeemable Convertible Preferred Stock of the Company

     4.4 Form of Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock of the Company

     10.1 Convertible Note Purchase Agreement dated January 16, 2004 among the Company, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

     99.1 Press Release dated January 20, 2004, relating to the purchase of notes convertible into shares of the Company's Series E Preferred Stock


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          CRITICAL PATH, INC.

Date:  January 20, 2004                     By /s/ WILLIAM M. SMARTT
                                               ---------------------
                                                Name: William M. Smartt
                                                Title: Executive Vice President
                                                and Chief Financial Officer




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


                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                                DESCRIPTION
  -------                               -----------

     4.1  Form of Convertible Subordinated Promissory Note of the Company

     4.2 Form of Second Amended and Restated Registration Rights Agreement among the Company, General Atlantic Partners 74, L.P., GAP
          Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG,
          Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited,
          Dragonfield Limited, Lion Cosmos Limited, Vectis CP Holdings, LLC,
          Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis
          Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners,
          L.P. and Passport Master Fund, L.P.

     4.3  Form of Amended and Restated Certificate of Determination of
          Preferences of Series D Redeemable Convertible Preferred Stock of the
          Company

     4.4  Form of Certificate of Determination of Preferences of Series E
          Redeemable Convertible Preferred Stock of the Company

     10.1 Convertible Note Purchase Agreement dated January 16, 2004 among the
          Company, Permal U.S. Opportunities Limited, Zaxis Equity Neutral,
          L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited,
          Zaxis Partners, L.P. and Passport Master Fund, L.P.

     99.1 Press Release dated January 20, 2004, relating to the purchase of notes convertible into shares of the Company's Series E Preferred
          Stock




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